Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director or officer or both of Capital Auto Receivables LLC, hereby constitutes and appoints Stephanie N. Richard, Ryan C. Farris and Richard V. Kent, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Capital Auto Receivables LLC), to sign a Registration Statement on Form S-3 covering Asset Backed Notes and Certificates to be sold by Capital Auto Receivables LLC and any or all amendments (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on May 17, 2010.

/s/ Christopher A. Halmy

Christopher A. Halmy

/s/ Ryan C. Farris

Ryan C. Farris

/s/ Richard E. Damman

Richard E. Damman

/s/ Stephanie N. Richard

Stephanie N. Richard

POWER OF ATTORNEY

The undersigned, being a director or officer or both of Central Originating Lease, LLC, hereby constitutes and appoints Stephanie N. Richard, Ryan C. Farris and Richard V. Kent, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Central Originating Lease, LLC), to sign a Registration Statement on Form S-3 covering Secured Notes to be sold by Central Originating Lease Trust and any or all amendments (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on May 17, 2010.

/s/ Christopher A. Halmy

Christopher A. Halmy

/s/ Ryan C. Farris

Ryan C. Farris

/s/ Richard E. Damman

Richard E. Damman

/s/ Stephanie N. Richard

Stephanie N. Richard